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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21321

                     Pioneer Municipal High Income Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  April 30


Date of reporting period:  May 1, 2007 through April 30, 2008


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                     PIONEER
                            -----------------------
                                   MUNICIPAL
                                      HIGH
                                     INCOME
                                     TRUST
                                       MHI
                                 Ticker Symbol


                                     Annual
                                     Report

                                    4/30/08


                               [LOGO]PIONEER
                                     Investments(R)

 Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                        2

Portfolio Management Discussion                              4

Portfolio Summary                                           10

Prices and Distributions                                    11

Performance Update                                          12

Schedule of Investments                                     13

Financial Statements                                        23

Financial Highlights                                        26

Notes to Financial Statements                               28

Results of Shareowner Meeting                               38

Report of Independent Registered Public Accounting Firm     39

Approval of Investment Advisory Agreement                   40

Trustees, Officers and Service Providers                    44

                                                                     President's

Dear Shareowner,
--------------------------------------------------------------------------------
Staying diversified and keeping your portfolio invested in the markets are two general investment principles that have served investors well over time. They are particularly useful guides to keep in mind today, at a time when markets around the globe are being buffeted by problems in the financial and real estate industries and by concerns about a slowing economy.

After an extended period of steady economic growth with sustained low unemployment and low inflation, the U.S. economy ran into difficulty as 2007 drew to a close. Investors in subprime mortgages were forced to mark down the value of their assets, imperiling leveraged balance sheets. Conditions worsened in the first quarter of 2008, as falling prices, margin calls and deleveraging continued, the auction-rate preferred market seized up. The U.S. Federal Reserve expanded its lender-of-last-resort role to include lending to primary dealers and continued to cut interest rates. By then, recession talk was widespread as concern grew that falling home prices, rising unemployment, sharply rising food and energy prices, and disruptions in financial markets posed a significant threat to economic growth.

Markets reacted poorly to the developments leading up to the difficulties surrounding Bear Stearns, with fixed-income credit spreads (the difference in rates between corporate and U.S. government bonds) widening dramatically and stock markets declining, wiping out the positive returns markets had delivered in the preceding year. Treasury bond prices rose as the market underwent a flight to quality. In the six weeks between the Bear Stearns problems and the end of April, though, there were no further market crises, recession fears faded in light of positive economic news, and stock markets rallied, recouping some of their first-quarter losses, while Treasury bond prices fell back.

For the 12 months ending April 30, 2008, the Dow Jones Industrial Average was essentially flat, the Standard & Poor's 500 Index declined 5%, the NASDAQ Composite Index fell 4%, and the MSCI EAFE Developed Market Index of international stock markets fell 1%. The MSCI Emerging Markets Index was a standout performer, ending the 12-month period up 26%. The U.S. investment-grade bond market, as measured by the Lehman Brothers Aggregate Bond Index, rose 7%, but the U.S. high-yield bond market, as measured by the Merrill Lynch High Yield Bond Master II Index, fell 1% as its higher-coupon yield could not offset a fall in bond prices triggered by widening credit spreads.

Letter

As you may know, the turmoil in the credit markets has translated into liquidity problems for auction-rate preferred securities, which have been well documented in the media. Five of Pioneer's six closed-end funds are leveraged using auction-rate preferred securities. Pioneer is actively working to find a resolution to the problem. We are considering a number of potential solutions. As we work through the issues associated with auction-rate preferred shares, we intend to provide shareholders with periodic updates on market conditions and any developments affecting the shares.

Looking forward, the risk of a 2008 recession seems diminished, but substantial risks remain in both financial markets and the real economy. On the other hand, a weak U.S. dollar and substantial fiscal and monetary stimulus are potent support for the economy. Markets remain volatile, and falling risk tolerances and deleveraging may depress asset prices in the short term, but equity and corporate bond valuations look attractive over a longer time horizon unless the U.S. economy falls into a severe and protracted recession.

Sudden swings in the markets are always to be expected, but they are difficult to time. Maintaining a long-term time horizon, being diversified, and paying attention to asset allocation are important investment principles. As always, we encourage you to work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective and to adhere to a strategic plan rather than letting emotion drive investment decisions.

Respectfully,


/S/Daniel K. Kingsbury


Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of Trust management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Municipal High Income Trust
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 4/30/08
--------------------------------------------------------------------------------
Over the past 12 months, municipal bond investors weathered one of the most turbulent periods in history, as the fallout from the subprime mortgage problem rippled throughout the fixed-income markets. In the following interview, David Eurkus, who is responsible for the daily management of the Trust, discusses some of the factors that had an impact on the municipal bond market and the Trust during the 12-month period ended April 30, 2008.

Q:  How did the Trust perform over the past 12 months?

A: For the 12-month period ended April 30, 2008, Pioneer Municipal High Income Trust produced a total return of -6.94% at net asset value and -2.28% at market price. As of April 30, 2008, the Trust was selling at a discount of market price to net asset value of 1.4%. The Lehman Brothers Municipal
    Bond Index, which tracks the performance of investment-grade bonds, returned 2.79% for the 12 months ended April 30, 2008, while the Lehman Brothers High Yield Municipal Bond Index returned -6.66% for the same period. While the Trust invested in municipal securities with a broad range of maturities and credit ratings, it maintained a dollar-weighted average portfolio credit quality of A- on April 30, 2008. At the end of the 12 months, the Trust held 115 issues in 35 states, territories and the District of Columbia. On April 30, 2008, the Trust's 30-day SEC yield, based on market price, was 7.89%, and its current yield was 6.05%, based on the market close on April 30, 2008 and the most recent monthly dividend.

    Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted. The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original costs.

Q: Why did the Trust underperform its benchmarks during the 12-month period ended April 30, 2008?

A: About 45.7% of the Trust's assets were invested in high-yield securities during the period, which, as mentioned above, were among the worst performers of the period. High-yield bonds in several sectors produced poor results during the period. For example, airline bonds went down 13.9% over the period, and the

Pioneer Municipal High Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Trust's 12.0% position in the airlines/airport transportation sector was affected negatively by this decline.

Q: What is the difference between the Trust's two benchmarks, and why is there such a big difference in their performance for the 12-month period ended April 30, 2008?

A: The Lehman Brothers Municipal Bond Index is comprised of investment-grade municipal bonds with an average quality of AA/aa, an average maturity of
    13.2 years and an average duration of 7.81 years. The Lehman Brothers High Yield Municipal Bond Index is comprised of non-investment grade bonds with an average quality of Baa3/B and average maturity of 19.7 years and an average duration of 9.8 years.

    A confluence of events occurred, especially during the first quarter of 2008, that caused municipal bonds to decline. High-yield municipal bonds were particularly hard hit, as economic growth slowed, securities that had AAA ratings saw their quality ratings decline, and investors sold their positions driving bond yields up and prices down. Even after the market stabilized, investors tended to favor higher quality bonds. As a result, the Lehman Brothers Municipal Bond Index, which focuses on high quality bonds, produced a total return that was higher than the total return of the Lehman Brothers High Yield Municipal Bond Index. (The following question provides a more detailed explanation of the investment environment for municipal bonds during the 12-month period.)

Q: What was the investment backdrop like during the 12 months ended April 30, 2008?

A: The investment environment was positive for municipal bonds early in the period. Into the summer of 2007, healthy economic growth and rising corporate profits provided a favorable backdrop for the municipal market. In July 2007, however, the emerging crisis in subprime mortgages started affecting the credit markets. A decline in the lower quality securities that were backed by these subprime mortgages had a ripple effect throughout the fixed-income markets, as investors gravitated toward the safety of the Treasury market and abandoned other types of debt securities, including municipal bonds.

Pioneer Municipal High Income Trust
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 4/30/08                            (continued)
--------------------------------------------------------------------------------
    The first quarter of 2008 was one of the most volatile for the municipal bond market in many years. Long-term AAA municipal yields fell from 4.32% at the end of 2007 to 4.11% during late January 2008, and then retraced to 4.28% by February 11, 2008. By February 29, 2008, long-term yields had risen to 5.14% according to performance tracker, MMD, who plots a AAA curve on a daily basis.

    The immediate cause of the bond market volatility during this period was the sale of hundreds of millions of dollars of long-term bonds held by hedge funds. After several weeks of falling prices on municipal bonds, rising prices on Treasury bonds, and sharply rising money market borrowing rates, some hedge funds were rapidly approaching insolvency. To protect themselves from default, some lenders issued margin calls, forcing these highly leveraged hedge funds to sell their long-term municipal bonds to raise cash.

    The result of all this was that municipal bond yields rose above Treasury yields in the first quarter of 2008, even before reflecting the tax-exempt effect. During the month of February 2008, long-term AAA bonds were yielding 5.14% compared to Treasury bond yields of 4.40%, a ratio of 117%; ten-year municipal bonds were at 4.12% compared to Treasuries at 3.51%, a ratio of 117%; five-year municipal yields were at 3.30% compared to Treasuries at 2.48%, a ratio of 133%. Eight months earlier, these ratios had been: 30 years 87%; 10 years 81%; and 5 years 79%. Investors could buy municipal bonds at nearly a fully percentage point more than Treasuries, and they were tax-exempt.

    The market began to recover in March and April 2008. For the month of April 2008, the Lehman Brothers Municipal Bond Index rose 1.17% and the Lehman Brothers High Yield Municipal Bond Index went up 0.39%. Despite the improvement in the municipal bond market, on April 30, the yield on the 30-year AAA municipal bond was still 103% of comparable Treasury bonds. In the past three decades, there have been relatively few instances when municipal bond yields exceeded Treasury yields.

Pioneer Municipal High Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Q:  Can you comment on the issues surrounding auction-rate preferred securities?

A: The Trust issued auction-rate preferred shares as an effective way of borrowing to provide leverage for the Trust. These auction-rate preferred shares typically have been traded at regularly scheduled auctions, giving investors in the preferred shares a source of financial liquidity while keeping the Trust's borrowing costs low. However, the aggravated problems in the credit markets have recently led to failed auctions for the preferred shares of many closed-end funds, including the Trust and other Pioneer closed-end funds. Investors holding the preferred shares also have been adversely affected because they have not had the ability to sell their shares at auctions. Meanwhile, the Trust may pay dividends on the preferred shares at a higher rate consistent with the terms of documents authorizing the issuance of preferred shares.

    The Trust continues to pay all dividends in compliance with the terms of the auction-rate preferred share agreements. Further, auction-rate preferred shares of the Trust continue to be rated AAA/Aaa by Fitch and Moody's, the two principal credit rating agencies monitoring the Trust. Under current market conditions, we believe that the Trust's auction-rate preferred shares continue to be an effective form of leverage. As market conditions change, however, that may not continue to be the case and other forms of leverage may become more advantageous over the long term. Although the Trust may pursue alternative forms of leverage, there can be no assurance that it will be successful in doing so or that such leverage will be more effective than the auction-rate preferred shares.

Q:  Did you make any changes to the Trust during this volatile period?

A: We made no substantive changes to the portfolio during the period, continuing with our strategy of investing in sectors that underpin the U.S. economy, such as health care, public power and transportation. Most of the portfolio's investments during the period were in revenue bonds, securities whose income and principal depends on revenues from the particular assets that the bonds were issued to finance. Health care (26.5% of total investment portfolio) and Airport (11.6% of total investment portfolio) were among the biggest positions in the portfolio. Tobacco bonds

Pioneer Municipal High Income Trust
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 4/30/08                            (continued)
--------------------------------------------------------------------------------
    accounted for 10.8% of total investment portfolio. About 11% of the bonds in the portfolio were insured, which means that their interest and principal are guaranteed by a private insurance company.

    On May 7, 2008, the Board of Trustees of Pioneer Municipal High Income Trust approved certain changes to the Trust's investment policy with respect to investment by the Trust in municipal securities rated below investment-grade at the time of acquisition. Please see page 36 of this report for more information regarding this change to the Trust's investment policy. The new policy is intended to enhance the Trust's investment flexibility and income potential consistent with its investment objectives.

Q:  What is your outlook?

A: Because of the events of the past several months, the municipal bond market is more attractive than it has been in decades. We believe that municipal bonds are undervalued and offer excellent opportunities for investors.
    High quality tax-free municipal bonds are yielding more than their taxable counterparts. Regarding the economic backdrop, we believe the economy may continue to slow. On April 30, 2008, the Federal Reserve lowered the target Federal funds rate for the fourth time this year to 2.00%. (The Federal funds rate is the rate banks charge for overnight loans.)

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. When interest rates rise, the prices of fixed-income securities held by the Trust will generally fall. Conversely, when interest rates fall the prices of fixed-income securities held by the Trust will generally rise. By concentrating in municipal securities, the Trust is more susceptible to adverse economic, political or regulatory developments than is a portfolio that invests more broadly. Investments in the Trust are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

Pioneer Municipal High Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Trust may use leverage through the issuance of preferred shares with an aggregate liquidation preference of up to 25% of the Trust's total assets after such issuance. Leverage creates significant risks, including the risk that the Trust's income or capital appreciation will not be sufficient to cover the cost of leverage, which may adversely affect the return for the holders of common shares.

Risks of investing in the Trust are discussed in greater detail in the Trust's registration statement on Form N-2 relating to its common shares.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of Trust management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Municipal High Income Trust
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 4/30/08
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Health Revenue                         26.5%
Airport Revenue                        11.6%
Insured                                11.2%
Tobacco Revenue                        10.8%
General Obligation                      7.2%
Other Revenue                           5.5%
Development Revenue                     5.0%
Facilities Revenue                      4.8%
Pollution Control Revenue               4.6%
Education Revenue                       4.3%
Utilities Revenue                       3.2%
Housing Revenue                         2.7%
Gaming Revenue                          1.2%
School District Revenue                 0.6%
Airline Revenue                         0.4%
Power Revenue                           0.2%
Transportation Revenue                  0.2%


Portfolio Maturity
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[THE FOLLOWING DATA IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

 0-1 years                2.2%
 1-3 years               10.1%
 3-6 years               30.1%
 6-8 years                4.0%
8-10 years               13.2%
 10+ years               40.4%

Quality Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on S&P ratings)

[THE FOLLOWING DATA IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA                  24.0%
AA                    1.8%
A                     4.5%
BBB                  15.4%
BB                    7.5%
B                     8.0%
CCC                   2.7%
C                     0.9%
Not Rated            35.2%


The portfolio is actively managed and current holdings may be different.

Pioneer Municipal High Income Trust
--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Market Value
per Common Share    4/30/08   4/30/07
                    $13.88    $15.05


Net Asset Value
per Common Share    4/30/08   4/30/07
                    $14.07    $16.02


                              Net
Distributions             Investment     Short-Term      Long-Term
per Common Share            Income     Capital Gains   Capital Gains
    (5/1/07 - 4/30/08)      $0.8340         $ -             $ -

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

 1. Allegheny County Hospital Development Authority Revenue,
    9.25%, 11/15/30                                                   3.55%
 2. Tobacco Settlement Financing Corp., 6.75%, 6/1/39                 2.85
 3. Metropolitan Pier & Exposition Authority Dedicated State Tax
    Revenue, 0.0%, 6/15/22                                            2.80
 4. New Jersey Economic Development Authority Revenue, 6.25%,
    9/15/29                                                           2.74
 5. Lehman Municipal Trust Receipts, RIB, 8.704%, 7/1/42 (144A)       2.72
 6. New York City Industrial Development Agency, 6.9%, 8/1/24         2.42
 7. Non-Profit Preferred Funding Trust I, 12.0%, 9/15/37 (144A)       2.32
 8. Golden State Tobacco Securitization Corp., 7.875%, 6/1/42         2.06
 9. Oklahoma Development Finance Authority Revenue, 5.625%,
    8/15/29                                                           2.06
10. Johnson City Health & Educational Facilities Board Hospital
    Revenue, 7.5%, 7/1/33                                             2.05

 * This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

Pioneer Municipal High Income Trust
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 4/30/08
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in common shares of Pioneer Municipal High Income Trust, compared to that of the Lehman Brothers Municipal Bond Index and Lehman Brothers
Non-Investment Grade Municipal Bond Index.

--------------------------------------------------------------------------------

Cumulative Total Returns
(As of April 30, 2008)
                           Net Asset      Market
Period                    Value (NAV)     Price
 Life-of-Trust
 (7/21/03)                 32.76%          25.11%
 1 Year                    -6.94           -2.28

--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

              Pioneer Municipal      Lehman Brothers            Lehman Brothers Non-Investment
              High Income Trust    Municipal Bond Index*         Grade Municipal Bond Index*

7/03            10,000                     10,000                           10,000
4/04             9,589                     10,441                            9,895
4/05            10,868                     11,153                           10,202
4/06            10,666                     11,394                           10,047
4/07            12,804                     12,052                           10,056
4/08            12,511                     12,388                           10,039

* Index comparison begins July 31, 2003

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below net asset value ("NAV"), due to such factors as interest rate changes, and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV is total assets less total liabilities, which includes preferred shares, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions.

The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market. Lehman Brothers Non-Investment Grade Municipal Bond Index totals over $26 billion in market value and maintains over 1300 securities. Municipal bonds in this index have the following requirements: maturities of one year or greater, sub investment grade (below Baa or non-rated), fixed coupon rate, issued after 12/31/90, deal size over $20 million, maturity size of at least $3 million. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the indices.

Pioneer Municipal High Income Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/08
--------------------------------------------------------------------------------

                      S&P/Moody's
Principal             Ratings
Amount                (unaudited)                                                                Value
                                    TAX EXEMPT OBLIGATIONS - 127.5% of Net Assets
                                    Alabama - 1.3%
  $   1,500,000       BBB/NR        Camden Alabama Industrial Development Board,
                                    6.125%, 12/1/24                                       $  1,509,405
      1,000,000       NR/NR         Huntsville-Redstone Village Special Care Facilities
                                    Financing Authority, 5.5%, 1/1/28                          868,810
      2,000,000       NR/NR         Huntsville-Redstone Village Special Care Facilities
                                    Financing Authority, 5.5%, 1/1/43                        1,659,640
                                                                                          ------------
                                                                                          $  4,037,855
                                                                                          ------------
                                    Arizona - 3.5%
      5,000,000       BB+/Baa3      Apache County Industrial Development Authority,
                                    5.85%, 3/1/28                                         $  4,735,900
      5,000,000       BB+/Baa3      Apache County Industrial Development Authority,
                                    5.875%, 3/1/33                                           4,722,500
        980,000       NR/Baa3       Pima County Industrial Development Authority,
                                    7.25%, 7/1/31                                            1,012,830
        500,000       NR/Baa2       Yavapai County Industrial Development Authority,
                                    6.0%, 8/1/33                                               503,295
                                                                                          ------------
                                                                                          $ 10,974,525
                                                                                          ------------
                                    California - 6.6%
      5,150,000+      AAA/Aaa       Golden State Tobacco Securitization Corp.,
                                    7.8%, 6/1/42                                          $  6,166,198
      7,000,000+      AAA/Aaa       Golden State Tobacco Securitization Corp.,
                                    7.875%, 6/1/42                                           8,404,410
      2,500,000       AAA/Aaa       University of California Revenue, 5.0%, 5/15/25          2,563,700
      5,000,000       C/NR          Valley Health System Hospital Revenue,
                                    6.5%, 5/15/25                                            3,465,000
                                                                                          ------------
                                                                                          $ 20,599,308
                                                                                          ------------
                                    Connecticut - 5.1%
     10,335,000(a)    NR/Aaa        Lehman Municipal Trust Receipts, RIB,
                                    8.704%, 7/1/42 (144A)                                 $ 11,106,094
      5,000,000       BB/NR         Mohegan Tribe Indians Gaming Authority,
                                    6.25%, 1/1/31                                            4,815,550
                                                                                          ------------
                                                                                          $ 15,921,644
                                                                                          ------------
                                    Delaware - 0.4%
        765,000       NR/NR         Sussex County Delaware Revenue, 5.9%, 1/1/26          $    706,248
        600,000       NR/NR         Sussex County Delaware Revenue, 6.0%, 1/1/35               539,178
                                                                                          ------------
                                                                                          $  1,245,426
                                                                                          ------------

The accompanying notes are an integral part of these financial statements.   13

Pioneer Municipal High Income Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/08                                    (continued)
--------------------------------------------------------------------------------

                     S&P/Moody's
Principal            Ratings
Amount               (unaudited)                                                               Value
                                   District of Columbia - 3.5%
$5,000,000           BBB/Baa3      District of Columbia Tobacco Settlement Financing
                                   Corp., 6.5%, 5/15/33                                 $  4,945,000
 6,000,000           BBB/Baa3      District of Columbia Tobacco Settlement Financing
                                   Corp., 6.75%, 5/15/40                                   6,025,140
                                                                                        ------------
                                                                                        $ 10,970,140
                                                                                        ------------
                                   Florida - 5.5%
 2,000,000           NR/NR         Beacon Lakes Community Development,
                                   6.9%, 5/1/35                                         $  1,917,560
 7,000,000(a)        AAA/Aaa       Lehman Municipal Trust Receipts, RIB,
                                   9.006%, 11/1/39 (144A)                                  7,694,050
 1,000,000           NR/NR         St. Johns County Industrial Development Authority
                                   Revenue, 5.25%, 1/1/26                                    859,830
 2,000,000           NR/NR         St. Johns County Industrial Development Authority
                                   Revenue, 5.375%, 1/1/40                                 1,602,900
 5,000,000           NR/Baa2       Tallahassee Health Facilities Revenue,
                                   6.375%, 12/1/30                                         5,048,700
                                                                                        ------------
                                                                                        $ 17,123,040
                                                                                        ------------
                                   Georgia - 6.8%
 4,240,000(a)        NR/Aaa        Atlanta Georgia Water & Waste Revenue, RIB,
                                   9.688%, 11/1/43 (144A)                               $  4,370,592
 2,400,000           NR/NR         Fulton County Residential Care Facilities Revenue,
                                   5.0%, 7/1/27                                            1,921,104
 2,600,000           NR/NR         Fulton County Residential Care Facilities Revenue,
                                   5.125%, 7/1/42                                          1,956,344
 7,500,000           A+/A1         Main Street Natural Gas Project Revenue,
                                   6.25%, 7/15/33                                          7,414,725
 4,500,000           A+/A1         Main Street Natural Gas Project Revenue,
                                   6.375%, 7/15/38                                         4,502,475
 1,000,000           NR/NR         Rockdale County Development Authority Revenue,
                                   6.125%, 1/1/34                                            964,230
                                                                                        ------------
                                                                                        $ 21,129,470
                                                                                        ------------
                                   Guam - 1.5%
 5,000,000           NR/NR         Northern Mariana Islands, 5.0%, 10/1/22              $  4,575,900
                                                                                        ------------
                                   Idaho - 1.6%
 5,000,000           BBB/Baa2      Power County Industrial Development Corp.,
                                   6.45%, 8/1/32                                        $  5,038,600
                                                                                        ------------

14    The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      S&P/Moody's
Principal             Ratings
Amount                (unaudited)                                                               Value
                                    Illinois - 5.5%
  $   1,000,000       NR/NR         Centerpoint Intermodal Center,
                                    8.0%, 6/15/23 (144A)                                 $    940,930
      1,000,000       NR/NR         Illinois Finance Authority Revenue,
                                    6.0%, 11/15/27                                            920,230
      1,000,000       NR/NR         Illinois Finance Authority Revenue,
                                    6.0%, 11/15/39                                            879,110
      1,500,000       NR/NR         Illinois Health Facilities Authority Revenue,
                                    6.9%, 11/15/33                                          1,287,750
     16,880,000(b)    AAA/Aaa       Metropolitan Pier & Exposition Authority Dedicated
                                    State Tax Revenue, 0.0%, 6/15/22                       11,416,282
      1,800,000       NR/NR         Southwestern Illinois Development Authority
                                    Revenue, 5.625%, 11/1/26                                1,609,650
                                                                                         ------------
                                                                                         $ 17,053,952
                                                                                         ------------
                                    Indiana - 3.2%
      5,000,000       A+/A2         Indiana Health & Educational Facility Financing
                                    Authority Hospital Revenue, 5.0%, 2/15/39            $  4,672,650
      1,000,000       BBB+/Baa1     Indiana State Development Finance Authority
                                    Revenue, 5.6%, 12/1/32                                    986,810
      4,300,000       BBB+/NR       Indiana State Development Finance Authority
                                    Revenue, 5.75%, 10/1/11                                 4,387,849
                                                                                         ------------
                                                                                         $ 10,047,309
                                                                                         ------------
                                    Louisiana - 2.0%
      1,500,000       BB+/Ba3       Louisiana Local Government Environmental
                                    Facilities Revenue, 6.75%, 11/1/32                   $  1,470,105
      5,000,000       NR/A3         Louisiana Public Facilities Authority Revenue,
                                    5.5%, 5/15/47                                           4,774,150
                                                                                         ------------
                                                                                         $  6,244,255
                                                                                         ------------
                                    Maryland - 1.6%
      5,000,000       AAA/Aaa       Maryland State Health & Higher Educational
                                    Facilities Authority Revenue, 4.75%, 7/1/42          $  4,908,450
                                                                                         ------------
                                    Massachusetts - 5.1%
      7,050,000       AAA/Aaa       Massachusetts Health & Educational Facilities
                                    Authority Revenue, 5.125%, 7/15/37                   $  7,168,087
      3,500,000       BBB/Baa3      Massachusetts Health & Educational Facilities
                                    Authority Revenue, 6.25%, 7/1/22                        3,556,665
      5,000,000       BB+/NR        Massachusetts Health & Educational Facilities
                                    Authority Revenue, 6.75%, 10/1/33                       5,113,100
                                                                                         ------------
                                                                                         $ 15,837,852
                                                                                         ------------

The accompanying notes are an integral part of these financial statements.   15

Pioneer Municipal High Income Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/08                                      (continued)
--------------------------------------------------------------------------------

                 S&P/Moody's
Principal        Ratings
Amount           (unaudited)                                                                Value
                               Michigan - 3.1%
$   950,000      NR/NR         Doctor Charles Drew Academy, 5.7%, 11/1/36            $    699,438
  1,700,000      NR/Ba1        Flint Michigan Hospital Building Authority Revenue,
                               5.25%, 7/1/16                                            1,605,344
  1,500,000      BBB-/NR       John Tolfree Health System Corp., 6.0%, 9/15/23          1,496,895
  2,000,000      BB-/Ba3       Michigan State Hospital Finance Authority
                               Revenue, 5.5%, 8/15/23                                   1,751,500
  4,010,000      BBB-/Ba1      Michigan State Hospital Finance Authority
                               Revenue, 6.0%, 2/1/24                                    4,010,602
                                                                                     ------------
                                                                                     $  9,563,779
                                                                                     ------------
                               Minnesota - 2.3%
  1,675,000      BB/NR         Duluth Economic Development Authority Health
                               Care Facilities Revenue, 7.25%, 6/15/32               $  1,735,987
  1,500,000      NR/NR         North Oaks Senior Housing Revenue,
                               6.0%, 10/1/33                                            1,425,060
  2,000,000      NR/NR         North Oaks Senior Housing Revenue,
                               6.125%, 10/1/39                                          1,914,100
  2,000,000      NR/NR         North Oaks Senior Housing Revenue,
                               6.5%, 10/1/47                                            2,008,240
                                                                                     ------------
                                                                                     $  7,083,387
                                                                                     ------------
                               Mississippi - 1.0%
  3,000,000      BBB/Ba1       Mississippi Business Finance Corp. Pollution
                               Control Revenue, 5.9%, 5/1/22                         $  2,969,040
                                                                                     ------------
                               Montana - 0.4%
  1,600,000      NR/NR         Two Rivers Authority, Inc. Correctional Facility
                               Improvement Revenue, 7.375%, 11/1/27                  $  1,108,448
                                                                                     ------------
                               Nevada - 1.8%
  1,000,000      BBB-/Baa3     Clark County Industrial Development Revenue,
                               5.45%, 3/1/38                                         $  1,017,330
  4,600,000      BB/NR         Clark County Industrial Development Revenue,
                               5.5%, 10/1/30                                            3,870,348
  2,000,000      NR/NR         Nevada State Department of Business & Industry,
                               7.25%, 1/1/23                                              636,700
                                                                                     ------------
                                                                                     $  5,524,378
                                                                                     ------------

16    The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                      S&P/Moody's
Principal             Ratings
Amount                (unaudited)                                                             Value
                                    New Jersey - 10.0%
  $   2,000,000       B/B3          New Jersey Economic Development Authority
                                    Revenue, 6.25%, 9/15/19                            $  1,771,540
     13,350,000       B/B3          New Jersey Economic Development Authority
                                    Revenue, 6.25%, 9/15/29                              11,176,219
      1,000,000       B/B3          New Jersey Economic Development Authority
                                    Revenue, 6.4%, 9/15/23                                  873,320
      6,150,000       B/B3          New Jersey Economic Development Authority
                                    Revenue, 7.0%, 11/15/30                               5,613,167
     10,000,000+      AAA/Aaa       Tobacco Settlement Financing Corp.,
                                    6.75%, 6/1/39                                        11,635,900
                                                                                       ------------
                                                                                       $ 31,070,146
                                                                                       ------------
                                    New Mexico - 1.3%
      1,500,000       NR/NR         Otero County New Mexico Project Revenue,
                                    6.0%, 4/1/23                                       $  1,446,960
      2,960,000       NR/NR         Otero County New Mexico Project Revenue,
                                    6.0%, 4/1/28                                          2,755,878
                                                                                       ------------
                                                                                       $  4,202,838
                                                                                       ------------
                                    New York - 10.5%
      2,500,000       BBB+/Baa2     Albany New York Industrial Development Agency
                                    Civic Facilities Revenue, 5.25%, 11/15/27          $  2,449,100
      2,000,000       NR/NR         Nassau County New York Industrial Development
                                    Agency Revenue, 6.7%, 1/1/43                          1,970,080
      2,000,000       NR/NR         New York City Industrial Development Agency,
                                    5.375%, 6/1/23                                        1,895,940
     12,990,000       CCC+/Caa1     New York City Industrial Development Agency,
                                    6.9%, 8/1/24                                          9,877,986
      7,040,000(a)    NR/Aaa        New York State Dormitory Authority Revenue, RIB,
                                    9.945%, 7/1/26 (144A)                                 8,204,134
      2,000,000       NR/NR         Suffolk County Industrial Development Agency,
                                    7.25%, 1/1/30                                         2,035,700
      6,000,000       AAA/Aaa       Triborough Bridge & Tunnel Authority Revenue,
                                    5.25%, 11/15/30                                       6,203,580
                                                                                       ------------
                                                                                       $ 32,636,520
                                                                                       ------------
                                    North Carolina - 2.5%
      4,030,000       NR/NR         Charlotte North Carolina Special Facilities
                                    Revenue, 5.6%, 7/1/27                              $  3,167,096
      4,600,000       NR/NR         Charlotte North Carolina Special Facilities
                                    Revenue, 7.75%, 2/1/28                                4,597,746
                                                                                       ------------
                                                                                       $  7,764,842
                                                                                       ------------

The accompanying notes are an integral part of these financial statements.   17

Pioneer Municipal High Income Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/08                                    (continued)
--------------------------------------------------------------------------------

                     S&P/Moody's
Principal            Ratings
Amount               (unaudited)                                                                 Value
                                   Oklahoma - 6.7%
$   3,000,000+       AAA/Aaa       Oklahoma Development Finance Authority
                                   Revenue, 5.625%, 8/15/19                               $  3,140,310
    8,000,000+       AAA/Aaa       Oklahoma Development Finance Authority
                                   Revenue, 5.625%, 8/15/29                                  8,392,000
    4,100,000        B/Caa1        Tulsa Municipal Airport Revenue, 5.65%, 12/1/35           4,078,926
    1,225,000        B/Caa1        Tulsa Municipal Airport Revenue, 6.25%, 6/1/20            1,074,533
    4,350,000        B/Caa1        Tulsa Municipal Airport Revenue, 7.35%, 12/1/11           4,314,635
                                                                                          ------------
                                                                                          $ 21,000,404
                                                                                          ------------
                                   Pennsylvania - 7.1%
    3,000,000        BB/Ba2        Allegheny County Hospital Development Authority
                                   Revenue, 5.0%, 11/15/28                                $  2,484,780
    1,550,000        NR/Baa1       Allegheny County Hospital Development Authority
                                   Revenue, 5.125%, 5/1/25                                   1,502,958
   12,300,000+       AAA/Ba3       Allegheny County Hospital Development Authority
                                   Revenue, 9.25%, 11/15/30                                 14,472,303
    1,000,000        B/NR          Columbia County Hospital Authority Health Care
                                   Revenue, 5.9%, 6/1/29                                       849,100
    1,000,000        BBB/Ba2       Hazleton Health Services Authority Hospital
                                   Revenue, 5.625%, 7/1/17                                     953,430
    1,280,000        NR/B2         Langhorne Manor Borough Higher Education &
                                   Health Authority Revenue, 7.35%, 7/1/22                   1,238,362
      500,000        BBB+/NR       Pennsylvania Higher Educational Facilities Authority
                                   Revenue, 5.4%, 7/15/36                                      479,705
                                                                                          ------------
                                                                                          $ 21,980,638
                                                                                          ------------
                                   Rhode Island - 1.3%
    4,000,000        NR/NR         Central Falls Detention Facilities Revenue,
                                   7.25%, 7/15/35                                         $  4,125,920
                                                                                          ------------
                                   South Carolina - 2.2%
    5,185,000+       BBB+/Baa1     South Carolina Jobs Economic Development
                                   Authority Revenue, 6.375%, 8/1/34                      $  5,985,149
      665,000+       BBB+/Baa1     South Carolina Jobs Economic Development
                                   Authority Revenue, 6.375%, 8/1/34                           765,887
                                                                                          ------------
                                                                                          $  6,751,036
                                                                                          ------------
                                   Tennessee - 3.5%
    7,000,000+       BBB+/Baa1     Johnson City Health & Educational Facilities
                                   Board Hospital Revenue, 7.5%, 7/1/33                   $  8,371,090
    2,480,000        NR/Ba2        Knox County Health Educational & Housing
                                   Facilities Board Hospital Revenue,
                                   6.375%, 4/15/22                                           2,604,124
                                                                                          ------------
                                                                                          $ 10,975,214
                                                                                          ------------

18    The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      S&P/Moody's
Principal             Ratings
Amount                (unaudited)                                                               Value
                                    Texas - 11.3%
  $   1,345,000       NR/Ba2        Bexar County Housing Finance Corp.,
                                    8.0%, 12/1/36                                        $  1,355,034
      1,000,000       CCC+/Caa1     Dallas-Fort Worth International Airport Revenue,
                                    6.0%, 11/1/14                                             817,460
      4,000,000       NR/NR         Decatur Hospital Authority Revenue,
                                    7.0%, 9/1/25                                            4,054,480
      1,000,000+      NR/NR         Georgetown Health Facilities Development Corp.,
                                    6.25%, 8/15/29                                          1,061,660
      2,000,000       NR/NR         Gulf Coast Industrial Development Authority
                                    Revenue, 7.0%, 12/1/36                                  1,742,420
      3,750,000       B-/B3         Houston Airport System Special Facilities Revenue,
                                    5.7%, 7/15/29                                           2,913,488
      5,340,000       NR/NR         Lubbock Health Facilities Development Corp.,
                                    6.625%, 7/1/36                                          5,213,015
      2,450,000(a)    NR/Aaa        Northside Independent School District, RIB,
                                    9.364%, 6/15/33 (144A)                                  2,626,449
        500,000       CCC/Caa1      Sabine River Authority Pollution Control Revenue,
                                    6.15%, 8/1/22                                             426,635
      7,040,000(a)    NR/Aa1        Texas State, RIB, 9.249%, 4/1/30 (144A)                 7,568,070
        735,000(c)    AAA/NR        Willacy County Local Government Corp. Revenue,
                                    6.0%, 3/1/09                                              755,815
      1,500,000       NR/NR         Willacy County Local Government Corp. Revenue,
                                    6.0%, 9/1/10                                            1,495,125
      5,250,000       NR/NR         Willacy County Local Government Corp. Revenue,
                                    6.875%, 9/1/28                                          5,177,602
                                                                                         ------------
                                                                                         $ 35,207,253
                                                                                         ------------
                                    Utah - 0.2%
        800,000       NR/NR         Spanish Fork City Charter School Revenue,
                                    5.55%, 11/15/26 (144A)                               $    714,176
                                                                                         ------------
                                    Vermont - 0.5%
      1,500,000       A-/A3         Vermont Educational & Health Buildings Financing
                                    Agency Revenue, 6.0%, 10/1/28                        $  1,593,150
                                                                                         ------------
                                    Virginia - 0.3%
      1,000,000       BBB+/Baa2     Peninsula Ports Authority, 6.0%, 4/1/33              $    973,490
                                                                                         ------------



The accompanying notes are an integral part of these financial statements.   19

Pioneer Municipal High Income Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/08                                    (continued)
--------------------------------------------------------------------------------

                            S&P/Moody's
Principal                   Ratings
Amount                      (unaudited)                                                            Value
                                          Washington - 7.6%
    $    4,710,000          AAA/Aaa       Spokane Public Facilities District Hotel/Motel
                                          Tax & Sales, 5.75%, 12/1/27                      $   5,072,387
         7,025,000          BBB/Baa3      Tobacco Settlement Authority Revenue,
                                          6.625%, 6/1/32                                       7,063,497
        14,315,000          AA+/Aa1       Washington State General Obligation,
                                          0.0%, 6/1/22                                         7,139,606
         5,000,000          NR/NR         Washington State Housing Finance Committee
                                          Nonprofit Revenue Bonds, 5.625%, 1/1/27              4,429,200
                                                                                           -------------
                                                                                           $  23,704,690
                                                                                           -------------
                                          Wisconsin - 0.7%
         2,400,000          NR/NR         Aztalan Wisconsin Exempt Facilities Revenue,
                                          7.5%, 5/1/18                                     $   2,050,464
                                                                                           -------------
                                          TOTAL TAX-EXEMPT OBLIGATIONS
                                          (Cost $382,764,506)                              $ 396,707,539
                                                                                           -------------
                                          MUNICIPAL COLLATERALIZED
                                          DEBT OBLIGATION - 3.0% of Net Assets
        10,000,000(d)(e)    NR/NR         Non-Profit Preferred Funding Trust I,
                                          12.0%, 9/15/37 (144A)                            $   9,456,700
                                                                                           -------------
                                          TOTAL MUNICIPAL COLLATERALIZED
                                          DEBT OBLIGATION
                                          (Cost $10,000,000)                               $   9,456,700
                                                                                           -------------
 Shares                                   COMMON STOCK - 0.6% of Net Assets
           189,939(f)                     Northwest Airlines Corp.                         $   1,834,811
                                                                                           -------------
                                          TOTAL COMMON STOCK
                                          (Cost $6,612,756)                                $   1,834,811
                                                                                           -------------
                                          TOTAL INVESTMENTS IN SECURITIES - 131.1%
                                          (Cost $399,377,262) (e)(f)                       $ 407,999,050
                                                                                           -------------
                                          OTHER ASSETS AND LIABILITIES - 1.4%              $   4,270,900
                                                                                           -------------
                                          PREFERRED SHARES AT REDEMPTION VALUE,
                                          INCLUDING DIVIDENDS PAYABLE - (32.5)%            $(101,039,283)
                                                                                           -------------
                                          NET ASSETS APPLICABLE TO COMMON
                                          SHAREOWNERS - 100.0%                             $ 311,230,667
                                                                                           =============


20    The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RIB    Residual Interest Bonds

NR     Security not rated by S&P or Moody's.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2008 the value of these securities amounted to $52,681,195 or 16.9% of total net assets applicable to common shareowners.

+ Prerefunded bonds have been collateralized by U.S. Treasury securities or U.S. Government Agencies which are held in escrow to pay interest and principal on the tax exempt issue and to retire the bonds in full at the earliest refunding date.

(a) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the coupon rate at April 30, 2008.

(b) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the coupon rate at April 30, 2008.

(c)    Escrow to maturity.

(d) The interest rate is subject to change periodically. The interest rate shown is the rate at April 30, 2008.

(e) Indicates a security that has been deemed illiquid. The aggregate cost of illiquid securities is $10,000,000. The aggregate value $9,456,700 represents 3.0% of the net assets.

(f)    Non-income producing.

(g) The concentration of investments by type of obligation/market sector is as follows:

Insured:
 MBIA                              5.6%
 FGIC                              1.8
 AGC                               1.2
 FSA                               1.1
 ACA                               0.9
 AMBAC                             0.6
General Obligation                 7.2
Revenue Bonds:
 Health Revenue                   26.6
 Airport Revenue                  11.6
 Tobacco Revenue                  10.9
 Other Revenue                     5.6
 Development Revenue               5.0
 Facilities Revenue                4.8
 Pollution Control Revenue         4.7
 Education Revenue                 4.3
 Utilities Revenue                 3.2
 Housing Revenue                   2.7
 Gaming Revenue                    1.2
 School District Revenue           0.6
 Power Revenue                     0.2
 Transportation Revenue            0.2
                                  ----
                                 100.0%
                                 ======

The accompanying notes are an integral part of these financial statements.   21

Pioneer Municipal High Income Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/08                                    (continued)
--------------------------------------------------------------------------------

(h) At April 30, 2008, the net unrealized gain on investments based on cost for federal income tax purposes of $397,529,169 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an excess of
       value over tax cost                                                                  $27,909,459
       Aggregate gross unrealized loss for all investments in which there is an excess of
       tax cost over value                                                                  (17,439,578)
                                                                                            -----------
       Net unrealized gain                                                                  $10,469,881
                                                                                            ===========

For financial reporting purposes net unrealized gain on investments was $8,621,788 and cost of investments aggregated $399,377,262.

Purchases and sales of securities (excluding temporary cash investments) for the year ended April 30, 2008, aggregated $74,039,677 and $71,792,430, respectively.


22    The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Trust
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 4/30/08
--------------------------------------------------------------------------------

ASSETS:
  Investments in securities, at value (cost $399,377,262)       $407,999,050
  Receivables -
    Investment securities sold                                     1,060,557
    Interest                                                       7,745,490
  Prepaid expenses                                                    30,525
                                                                -------------
    Total assets                                                $416,835,622
                                                                -------------
LIABILITIES:
  Due to custodian                                              $  4,042,540
  Due to affiliates                                                  208,386
  Administration fee payable                                          23,623
  Unrealized depreciation on interest rate swaps                     250,905
  Accrued expenses                                                    40,218
                                                                -------------
    Total liabilities                                           $  4,565,672
                                                                -------------
PREFERRED SHARES AT REDEMPTION VALUE:
  $25,000 liquidation value per share applicable to 4,040
    shares, including dividends payable of $39,283              $101,039,283
                                                                -------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
  Paid-in capital                                               $315,259,397
  Undistributed net investment income                              4,413,468
  Accumulated net realized loss on investments and interest
    rate swaps                                                   (16,813,081)
  Net unrealized gain on investments                               8,621,788
  Net unrealized loss on interest rate swaps                        (250,905)
                                                                -------------
     Net assets applicable to common shareowners                $311,230,667
                                                                ============
NET ASSET VALUE PER SHARE:
  No par value, (unlimited number of shares authorized)
    Based on $311,230,667/22,127,742 common shares              $      14.07
                                                                ============


The accompanying notes are an integral part of these financial statements.   23

Pioneer Municipal High Income Trust
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 4/30/08

INVESTMENT INCOME:
  Interest                                                        $  27,381,577
                                                                  -------------
EXPENSES:
  Management fees                              $   2,610,215
  Administration fees                                380,658
  Transfer agent fees and expenses                    32,516
  Auction agent fees                                 268,480
  Custodian fees                                      29,126
  Registration fees                                   23,750
  Professional fees                                   55,650
  Printing expense                                    20,761
  Trustees' fees                                      10,823
  Pricing fees                                        16,317
                                               -------------
    Total expenses                                                $   3,448,296
                                                                  -------------
     Less fees paid indirectly                                    $        (203)
                                                                  -------------
    Net expenses                                                  $   3,448,093
                                                                  -------------
     Net investment income                                        $  23,933,484
                                                                  -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND INTEREST RATE SWAPS:
  Net realized gain (loss) from:
    Investments                                $  (3,095,919)
    Interest rate swaps                              341,951      $  (2,753,968)
                                               -------------      -------------
  Change in net unrealized gain (loss) from:
    Investments                                $ (41,369,574)
    Interest rate swaps                             (939,061)     $ (42,308,635)
                                               -------------      -------------
     Net loss on investments and interest
       rate swaps                                                 $ (45,062,603)
                                                                  -------------
DISTRIBUTIONS TO PREFERRED SHAREOWNERS
FROM NET INVESTMENT INCOME:                                       $  (3,773,609)
                                                                  -------------
  Net decrease in net assets applicable to common
    shareowners resulting from operations                         $ (24,902,728)
                                                                  ==============


24    The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Trust
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 4/30/08 and 4/30/07, respectively

                                                              Year              Year
                                                              Ended            Ended
                                                             4/30/08          4/30/07
FROM OPERATIONS:
  Net investment income                                  $  23,933,484     $  22,598,909
  Net realized gain (loss) on investments and interest
    rate swaps                                              (2,753,968)        1,433,015
  Change in net unrealized gain (loss) on investments
    and interest rate swaps                                (42,308,635)       15,845,695
  Distributions to preferred shareowners from net
    investment income                                       (3,773,609)       (3,523,640)
                                                         -------------     -------------
    Net increase (decrease) in net assets applicable
     to common shareowners resulting from
     operations                                          $ (24,902,728)    $  36,353,979
                                                         -------------     -------------
DISTRIBUTIONS TO COMMON SHAREOWNERS:
  Net investment income
    ($0.83 and $0.77 per share, respectively)            $ (18,449,784)    $ (16,988,846)
                                                         -------------     -------------
    Total distributions to common shareowners            $ (18,449,784)    $ (16,988,846)
                                                         -------------     -------------
FROM TRUST SHARE TRANSACTIONS:
  Reinvestment of distributions                          $      96,845     $           -
                                                         -------------     -------------
    Net increase in net assets applicable to common
     shareowners resulting from Trust share
     transactions                                        $      96,845     $           -
                                                         -------------     -------------
    Net increase (decrease) in net assets applicable
     to common shareowners                               $ (43,255,667)    $  19,365,133
NET ASSETS APPLICABLE TO COMMON
SHAREOWNERS:
  Beginning of year                                        354,486,334       335,121,201
                                                         -------------     -------------
  End of year                                            $ 311,230,667     $ 354,486,334
                                                         =============     =============
  Undistributed net investment income                    $   4,413,468     $   2,489,891
                                                         =============     =============


The accompanying notes are an integral part of these financial statements.   25

Pioneer Municipal High Income Trust
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                      Year       Year
                                                                                     Ended       Ended
                                                                                    4/30/08     4/30/07
Per Common Share Operating Performance
Net asset value, beginning of period                                                $ 16.02    $ 15.15
                                                                                    -------    -------
Increase (decrease) from investment operations:(a)
 Net investment income                                                              $  1.08    $  1.02
 Net realized and unrealized gain (loss) on investments and interest rate swaps       (2.03)      0.78
 Dividends and distributions to preferred shareowners from:
  Net investment income                                                               (0.17)     (0.16)
  Net realized gains                                                                      -          -
                                                                                    -------    -------
 Net increase (decrease) from investment operations                                 $ (1.12)   $  1.64
Dividends and distributions to common shareowners from:
 Net investment income                                                                (0.83)     (0.77)
 Net realized gains                                                                       -          -
Capital charge with respect to issuance of:
 Common shares                                                                            -          -
 Preferred shares                                                                         -          -
                                                                                    -------    -------
Net increase (decrease) in net asset value                                          $ (1.95)   $  0.87
                                                                                    -------    -------
Net asset value, end of period(e)                                                   $ 14.07    $ 16.02
                                                                                    =======    =======
Market value, end of period(e)                                                      $ 13.88    $ 15.05
                                                                                    =======    =======
Total return at market value(f)                                                       (2.28)%    20.04%
Ratios to average net assets of common shareowners
 Net expenses(g)                                                                       1.03%      1.06%
 Net investment income before preferred share dividends                                7.17%      6.49%
 Preferred share dividends                                                             1.13%      1.01%
 Net investment income available to common shareowners                                 6.04%      5.48%



                                                                                      Year         Year        7/21/03(b)
                                                                                     Ended        Ended            to
                                                                                    4/30/06      4/30/05        4/30/04
Per Common Share Operating Performance
Net asset value, beginning of period                                                $ 15.62     $  14.76       $ 14.33(c)
                                                                                    -------     --------       -------
Increase (decrease) from investment operations:(a)
 Net investment income                                                              $  1.02     $   1.14       $  0.80
 Net realized and unrealized gain (loss) on investments and interest rate swaps       (0.48)        0.95          0.46
 Dividends and distributions to preferred shareowners from:
  Net investment income                                                               (0.12)       (0.07)        (0.02)
  Net realized gains                                                                      -         0.00(d)          -
                                                                                    -------     --------       -------
 Net increase (decrease) from investment operations                                 $  0.42     $   2.02       $  1.24
Dividends and distributions to common shareowners from:
 Net investment income                                                                (0.89)       (1.07)        (0.72)
 Net realized gains                                                                       -        (0.09)            -
Capital charge with respect to issuance of:
 Common shares                                                                            -         0.00(d)      (0.03)
 Preferred shares                                                                         -            -         (0.06)
                                                                                    -------     --------       -------
Net increase (decrease) in net asset value                                          $ (0.47)    $   0.86       $  0.43
                                                                                    -------     --------       -------
Net asset value, end of period(e)                                                   $ 15.15     $  15.62       $ 14.76
                                                                                    =======     ========       =======
Market value, end of period(e)                                                      $ 13.22     $  14.33       $ 13.70
                                                                                    =======     ========       =======
Total return at market value(f)                                                       (1.85)%      13.34%        (4.11)%
Ratios to average net assets of common shareowners
 Net expenses(g)                                                                       1.03%        1.04%         0.95%(h)
 Net investment income before preferred share dividends                                6.64%        7.60%         6.91%(h)
 Preferred share dividends                                                             0.80%        0.43%         0.21%(h)
 Net investment income available to common shareowners                                 5.84%        7.17%         6.70%(h)


The accompanying notes are an integral part of these financial statements.    26

Pioneer Municipal High Income Trust
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                            Year         Year
                                                                           Ended        Ended
                                                                          4/30/08      4/30/07
Portfolio turnover                                                             17%          18%
Net assets of common shareowners, end of period (in thousands)           $311,231     $354,486
Preferred shares outstanding (in thousands)                              $101,000     $101,000
Asset coverage per preferred share, end of period                        $102,047     $112,759
Average market value per preferred share (i)                             $ 25,000     $ 25,000
Liquidation value, including dividends payable, per preferred share      $ 25,010     $ 25,014
Ratios to average net assets of common shareowners before waivers and reimbursement of expenses (j)
 Net expenses(g)                                                             1.03%        1.06%
 Net investment income before preferred share dividends                      7.17%        6.49%
 Preferred share dividends                                                   1.13%        1.01%
 Net investment income available to common shareowners                       6.04%        5.48%

                                                                            Year         Year        7/21/03(b)
                                                                           Ended        Ended           to
                                                                          4/30/06      4/30/05       4/30/04
Portfolio turnover                                                             20%          25%          54%
Net assets of common shareowners, end of period (in thousands)           $335,121     $345,555      $326,590
Preferred shares outstanding (in thousands)                              $101,000     $101,000      $101,000
Asset coverage per preferred share, end of period                        $107,962     $110,533      $105,839
Average market value per preferred share (i)                             $ 25,000     $ 25,000      $25,000
Liquidation value, including dividends payable, per preferred share      $ 25,011     $ 25,000      $25,000
Ratios to average net assets of common shareowners before waivers and reimbursement of expenses (j)
 Net expenses(g)                                                             1.03%        1.04%        0.96%(h)
 Net investment income before preferred share dividends                      6.64%        7.60%        6.90%(h)
 Preferred share dividends                                                   0.80%        0.43%        0.21%(h)
 Net investment income available to common shareowners                       5.84%        7.17%        6.69%(h)

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.
(b) The Trust's common shares were first publicly offered on July 18, 2003.
(c) Net asset value immediately after the closing of the first public offering was $14.30.
(d) Amount is less than $0.01 per share.
(e) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.
(f) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return less than a full period is not annualized. Past performance is not a guarantee of future results.
(g) Expense ratios do not reflect the effect of dividend payments to preferred shareowners.
(h) Annualized.
(i) Market value is redemption value without an active market.
(j) Waiver applies to period ended 4/30/04 only.


The information above represents the audited operating performance data for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

The accompanying notes are an integral part of these financial statements.    27

Pioneer Municipal High Income Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 4/30/08
--------------------------------------------------------------------------------
1. Organization and Significant Accounting Policies
Pioneer Municipal High Income Trust (the "Trust") was organized as a Delaware statutory trust on March 13, 2003. Prior to commencing operations on July 21, 2003, the Trust had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The primary investment objective of the Trust is to seek a high level of current income exempt from regular federal income tax and the Trust may seek capital appreciation to the extent consistent with its primary investment objective.

The Trust may invest in both investment and below investment grade (high-yield) municipal securities with a broad range of maturities and credit ratings. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

Information regarding the Trust's principal risks is contained in the Trust's original offering prospectus with additional information included in the Trust's shareowner reports from time to time. Please refer to those documents when considering the Trust's investment risks. At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates.

Pioneer Municipal High Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A.  Security Valuation

    Security transactions are recorded as of trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by values obtained from dealers and other sources, as required. The values of interest rate swaps are determined by obtaining dealer quotations. Securities for which market quotations are not readily available are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. At April 30, 2008, there were no securities that were valued using fair value methods. Temporary cash investments are valued at net asset value.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence. Discount and premium on debt securities are accreted or amortized, respectively, daily on an effective yield to maturity basis and are included in interest income. Interest income, including interest bearing cash accounts, is recorded on an accrual basis.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B.  Federal Income Taxes

    It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. All tax returns filed thus far are subject to examination by tax authorities.

    The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Trust's

Pioneer Municipal High Income Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 4/30/08                                (continued)
--------------------------------------------------------------------------------

    distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain
    (loss) on investment transactions, or as from paid in-capital, depending on the type of book/tax differences that may exist.

    At April 30, 2008, the Trust reclassified $213,486 to increase accumulated net realized loss on investments and increase undistributed net investment income to reflect permanent book/tax differences. This reclassification has no impact on the net assets of the Trust and presents the Trust's capital accounts on a tax basis.

    The Trust has elected to defer $6,229,975 in capital losses realized between November 1, 2007 and April 30, 2008 to its fiscal year ending April 30, 2009.

    At April 30, 2008, the Trust had a capital loss carryforward of $10,493,599 which is comprised of $6,354,842 which will expire in 2014 and $4,138,757 which will expire in 2015, if not utilized.

    The tax character of distributions paid to common and preferred shareowners during the years ended April 30, 2008 and April 30, 2007 was as follows:

--------------------------------------------------------------------------------
                                    2008             2007
--------------------------------------------------------------------------------
  Distributions paid from:
  Tax exempt income            $21,567,992      $20,032,010
  Ordinary income                  655,401          480,476
                               -----------      -----------
    Total                      $22,223,393      $20,512,486
                               ===========      ===========
--------------------------------------------------------------------------------

    The following shows the components of distributable earnings on a federal income tax basis at April 30, 2008.

--------------------------------------------------------------------------------

  Undistributed tax-exempt income     $ 2,495,896
  Capital loss carryforward           (10,493,599)
  Post-October loss deferred           (6,229,975)
  Dividend payable                        (39,283)
  Unrealized appreciation              10,238,231
                                      -----------
    Total                             $(4,028,730)
                                      ============

--------------------------------------------------------------------------------

Pioneer Municipal High Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    The difference between book basis and tax basis unrealized appreciation is primarily attributable to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the difference between book and tax accounting for swap agreements and other temporary differences.


C.  Automatic Dividend Reinvestment Plan

    All common shareowners automatically participate in the Automatic Dividend Reinvestment Plan (the "Plan"), under which participants receive all dividends and capital gain distributions (collectively, "dividends") in full and fractional common shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the "Plan Agent"), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

    Whenever the Trust declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from the Trust or (ii) by purchase of outstanding common shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per common share is equal to or less than the market price per share plus estimated brokerage trading fees ("market premium"), the Plan Agent will invest the dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value ("market discount"), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares.

Pioneer Municipal High Income Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 4/30/08                              (continued)
--------------------------------------------------------------------------------

    However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.


2. Management Agreement

Pioneer Investment Management, Inc. ("PIM"), a wholly owned indirect subsidiary of UniCredit S.p.A. ("UniCredit"), manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with PIM are calculated daily at the annual rate of 0.60% of the Trust's average daily managed assets. "Managed assets" is the average daily value of the Trust's total assets minus the sum of the Trust's liabilities, which liabilities exclude debt related to leverage, short-term debt and the aggregate liquidation preference of any outstanding preferred shares. For the year ended April 30, 2008, the net management fee was equivalent to 0.60% of the Trust's average daily managed assets, which was equivalent to 0.78% of the Trust's average daily net assets attributable to the common shareowners.

In addition, under PIM's management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Trust. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $208,386 in management costs, administrative costs and certain other fees payable to PIM at April 30, 2008.

The Trust has retained Princeton Administrators, LLC ("Princeton") to provide certain administrative services to the Trust on its behalf. The Trust pays Princeton a monthly fee at an annual rate of 0.07% of the average daily value of the Trust's managed assets up to $500 million and 0.03% for average daily managed assets in excess of $500 million, subject to a minimum monthly fee of $10,000.


3. Transfer Agents

Pioneer Investment Management Shareholder Services, Inc. ("PIMSS"), a wholly owned indirect subsidiary of UniCredit, through a sub-transfer agency agreement with American Stock Transfer & Trust Company provides substantially all transfer agent and shareowner services related to the Trust's common shares at negotiated rates. Deutsche Bank Trust Company Americas ("Deutsche Bank") is the

Pioneer Municipal High Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

transfer agent, registrar, dividend paying agent and auction agent with respect to the Trust's Auction Preferred Shares ("APS"). The Trust pays Deutsche Bank an annual fee, as is agreed to from time to time by the Trust and Deutsche Bank, for providing such services.


4. Expense Offset Arrangements

The Trust has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Trust's custodian expenses. For the year ended April 30, 2008, the Trust expenses were reduced by $203 under such arrangement.


5. Interest Rate Swaps

The Trust may enter into interest rate swap transactions to attempt to protect itself from increasing dividend or interest expense on its leverage resulting from increasing short-term interest rates. The cost of leverage may rise with an increase in interest rates, generally having the effect of lower yields and potentially lower dividends to common shareowners. Interest rate swaps can be used to "lock in" the cost of leverage and reduce the negative impact that rising short-term interest rates would have on the Trust's leveraging costs.

An interest rate swap is an agreement between two parties, which involves exchanging a floating rate and fixed rate interest payments for a specified period of time. Interest rate swaps involve the accrual of the net interest payments between the parties on a daily basis, with the net amount recorded within the unrealized appreciation/depreciation of interest rate swaps on the Statement of Assets and Liabilities. Once the interim payments are settled in cash, at the pre-determined dates specified in the agreement, the net amount is recorded as realized gain or loss from interest rate swaps on the Statement of Operations. During the term of the swap, changes in the value of the swap are recognized as unrealized gains and losses by "marking-to-market" the value of the swap based on values obtained from dealer quotations. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) closing the contract and the cost basis of the contract. The Trust is exposed to credit risk in the event of non-performance by the other party to the interest rate swap. However, at April 30, 2008, the Trust does not anticipate non-performance by any counterparty. Risk may also arise with regard to market movements in the value of the swap

Pioneer Municipal High Income Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 4/30/08                              (continued)
--------------------------------------------------------------------------------
arrangement that do not exactly offset the changes in the related dividend requirement or interest expense on the Trust's leverage.

Under the terms of the agreement entered into by the Trust, the Trust receives a floating rate of interest and pays a fixed rate of interest for the term. Details of the swap agreement outstanding as of April 30, 2008 were as follows:

--------------------------------------------------------------------------------


                                    Notional
                   Termination       Amount      Fixed       Floating       Unrealized
 Counterparty          Date          (000)       Rate          Rate        Appreciation
---------------------------------------------------------------------------------------
  UBS AG         April 5, 2009     $50,000     2.665%     1 month BMA     $(250,905)

--------------------------------------------------------------------------------

6. Trust Shares

There are an unlimited number of common shares of beneficial interest authorized.

Transactions in common shares of beneficial interest for the years ended April 30, 2008 and April 30, 2007 were as follows:

--------------------------------------------------------------------------------

                                        2008            2007
                                    ------------   -------------
  Shares outstanding at
   beginning of year                22,120,893     22,120,893
  Reinvestment of distributions          6,849              -
                                    ----------     ----------
  Shares outstanding at
   end of year                      22,127,742     22,120,893
                                    ==========     ==========

--------------------------------------------------------------------------------


The Trust may classify or reclassify any unissued common shares of beneficial interest into one or more series of preferred shares of beneficial interest. As of April 30, 2008, there were 4,040 APS as follows: Series A-2,000 and Series B-2,040.

Dividends on Series A and Series B are cumulative at a rate which is reset every seven days based on the results of an auction. An auction fails if there are more APS offered than there are buyers. When an auction fails, the dividend rate for the period will be the maximum rate on the auction dates described in the prospectus for the APS. You will not be able to sell your APS at an auction if the auction fails. Since February 13, 2008, the Trust's auctions related to the APS have failed. The maximum rate for the 7-Day Series is 110% of the 7 day commercial rate or Kenny rate. Dividend rates ranged from 2.77% to 6.00% during the year ended April 30, 2008.

Pioneer Municipal High Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Trust may not declare dividends or make other distributions on its common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred shares would be less than 200%.

The APS are redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared. The APS are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Agreement and Declaration of Trust are not satisfied.

The holders of APS have voting rights equal to the holders of the Trust's common shares (one vote per share) and will vote together with holders of the common shares as a single class. Holders of APS are also entitled to elect two of the Trust's Trustees. In addition, the Investment Company Act of 1940, as amended, requires that along with approval by shareowners that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares and
(b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end management investment company or changes in its fundamental investment restrictions.


7. New Pronouncements

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is

Pioneer Municipal High Income Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 4/30/08                              (continued)
--------------------------------------------------------------------------------

currently evaluating the impact the adoption of SFAS 161 will have on the Trust's financial statement disclosures.


8. Subsequent Events

Subsequent to April 30, 2008, the Board of Trustees of the Trust declared a dividend from undistributed net investment income of $0.07 per common share payable May 30, 2008, to shareowners of record on May 15, 2008.

Subsequent to April 30, 2008, dividends declared and paid on preferred shares totaled $269,094 in aggregate for the two outstanding preferred share series through June 5, 2008.


ADDITIONAL INFORMATION (unaudited)

During the period, there were no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which has not been approved by the shareowners. There have been no changes in the principal risk factors associated with investment in the Trust. Day-to-day management of the Trust's portfolio is the responsibility of David Eurkus. Mr. Eurkus is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Eurkus joined Pioneer as a senior vice president in January 2000 and has been an investment professional since 1969.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its common shares in the open market.


Additional Information Regarding the Trust's Investment Policies (unaudited)

Under the new policy, up to 60% of the Trust's portfolio of municipal securities may be rated below investment grade at the time of acquisition (that is, "Ba" or lower by Moody's Investors Services, Inc. ("Moody's") or "BB" or lower by Standard & Poor's Rating Group ("S&P")). This percentage previously was no more than 50%. In addition, the Trust's policy of maintaining a dollar-weighted average credit

Pioneer Municipal High Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

rating of at least investment grade has been eliminated to allow for utilization of the new 60% policy. Consistent with the new 60% policy, at least 40% of the Trust's portfolio of municipal securities will be rated investment grade at the time of acquisition (that is, at least "Baa" by Moody's or "BBB" by S&P) or, if unrated, determined by the Trust's investment adviser to be of comparable credit quality.

PIM believes that a higher exposure to below investment grade municipal securities, upon careful consideration of the risks that these securities may present, may enable the Trust to capitalize on the yield advantage of the lower rated municipal securities over higher rated securities in current and future environments and thereby enhance the Trust's income potential and overall performance. This change may align the Trust more closely with its peers from an income perspective over time.


CEO CERTIFICATION DISCLOSURE (unaudited)

The Trust's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. In addition, the Trust has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

IMPORTANT TAX INFORMATION (unaudited)
All of the net investment income distributions paid by the Pioneer Municipal High Income Trust during the taxable year ended April 30, 2008 qualify as tax-exempt interest dividends for federal income tax purposes except for the following per share distributions:

--------------------------------------------------------------------------------
                              Payable      Ordinary
                               Date         Income
--------------------------------------------------------------------------------
  Common Shareowners       12/20/2007     $0.0248
  Preferred Shareowners
   Series A                12/26/2007     $ 27.57
   Series A                  1/2/2008     $  1.04
   Series B                12/20/2007     $ 20.09
   Series B                12/27/2007     $  8.38
--------------------------------------------------------------------------------

Pioneer Municipal High Income Trust
--------------------------------------------------------------------------------
RESULTS OF SHAREOWNER MEETING (unaudited)
--------------------------------------------------------------------------------

On September 11, 2007, Pioneer Municipal High Income Trust held its annual meeting of shareowners to elect Class I Trustees. All Class I Trustees were elected. Here are the detailed results of the votes.

Proposal 1 - To elect Class I Trustees.

--------------------------------------------------------------------------------
Nominee                   Affirmative     Withheld
--------------------------------------------------------------------------------
 David R. Bock           21,124,932      476,802
 Stephen K. West         21,096,842      504,892
 John F. Cogan, Jr.+          3,693            8
--------------------------------------------------------------------------------


+ Elected by Preferred Shares only

Pioneer Municipal High Income Trust
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------
To the Board of Trustees and the Shareowners of Pioneer Municipal High Income Trust:
We have audited the accompanying statement of assets and liabilities of Pioneer Municipal High Income Trust (the "Trust"), including the schedule of investments, as of April 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Municipal High Income Trust at April 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP



Boston, Massachusetts
June 20, 2008

Pioneer Municipal High Income Trust
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------
Pioneer Investment Management, Inc. ("PIM") serves as the Trust's investment adviser pursuant to an investment advisory agreement between PIM and the Trust. The Trustees of the Trust, as required by law, determine annually whether to continue the investment advisory agreement for the Trust.

In connection with their most recent consideration of the investment advisory agreement for the Trust, the Trustees received and reviewed a substantial amount of information provided by PIM in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for another year.

In considering the continuation of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the continuation of the agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services provided by PIM to the Trust, taking into account the investment objective and strategy of the Trust and the information related to the Trust provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Trust and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Trust. They also considered PIM's compliance and legal resources and personnel.


In addition, the Trustees considered the other services that PIM provides to the Trust under the investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Trust's business and other affairs. It was noted that PIM supervises and monitors the performance of the Trust's service providers and provides the Trust with personnel (including officers) as are necessary

Pioneer Municipal High Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
for the Trust's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services provided by PIM to the Trust were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Trust
The Trustees considered the performance results of the Trust over various time periods. They reviewed information comparing the Trust's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. ("Morningstar"), an independent provider of investment company data, and with the performance of the Trust's benchmark index. The Trustees considered that the Trust's annualized total return was in the second quintile of its Morningstar category for the one and three year periods ended June 30, 2007. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Trust's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Trust was satisfactory.

Management Fee and Expenses
The Trustees considered information on the fees and expenses of the Trust in comparison to the management fees and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an independent third party.

The Trustees considered that the Trust's management fee for the twelve months ended June 30, 2007 was in the third quintile relative to the management fees paid by other funds in its Strategic Insight peer group for the comparable period. The Trustees also considered that the Trust's expense ratio for the twelve months ended June 30, 2007 was in the third quintile relative to its Strategic Insight peer group. It was noted that PIM did not currently manage any separate accounts with an investment objective and strategies that were similar to the Trust.

The Trustees concluded that the management fee payable by the Trust to PIM was reasonable in relation to the nature and quality of

Pioneer Municipal High Income Trust
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                          (continued)
--------------------------------------------------------------------------------
services provided, taking into account the fees charged by other advisers for managing comparable funds with similar strategies. The Trustees also concluded that the Trust's expense ratio was reasonable, taking into account the size of the Trust, the quality of services provided by PIM and the investment performance of the Trust.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Trust, including the methodology used by PIM in allocating certain of its costs to the management of the Trust. The Trustees also considered PIM's profit margin in connection with the overall operation of the Trust. They further reviewed the financial results realized by PIM and its affiliates from non-Trust businesses. The Trustees considered PIM's profit margins with respect to the Trust in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Trust. The Trustees concluded that PIM's profitability with respect to the management of the Trust was not unreasonable.


Economies of Scale
The Trustees considered the extent to which PIM may realize economies of scale or other efficiencies in managing and supporting the Trust. Since the Trust is a closed-end fund and its size is relatively stable at an asset level that was anticipated when the management fee was initially set, the majority of the Trustees concluded that economies of scale were not a relevant consideration.

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Trust. The Trustees considered that an affiliate of PIM serves as the Trust's transfer agent. The Trustees further considered the intangible benefits to PIM by virtue of its relationship with the Trust and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Trust.

Pioneer Municipal High Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the terms of the investment advisory agreement between PIM and the Trust, including the fees payable thereunder, were fair and reasonable and voted to approve the proposed continuation of the investment advisory agreement for the Trust.

Pioneer Municipal High Income Trust
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------
Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Legal Counsel
Bingham McCutchen LLP

Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Shareowner Services and Sub-Transfer Agent
American Stock Transfer & Trust Company

Preferred Share Auction/Transfer Agent and Registrar
Deutsche Bank Trust Company Americas

Sub-Administrator
Princeton Administrators, LLC


Trustees and Officers
The Board of Trustees provides broad supervision over the Trust's affairs. The officers of the Trust are responsible for the Trust's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Trust within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees (except Mr. Kingsbury, Mr. West and Mr. Bock) serves as a Trustee of each of the 77 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. Kingsbury serves as Trustee of 34 of the 77 Pioneer Funds, Mr. West serves as Trustee of 33 of the 77 Pioneer Funds, and Mr. Bock serves as Trustee of 76 of the 77 Pioneer Funds. The address for all Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

The Trust's statement of additional information provides more detailed information regarding the Trust's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Trust are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com and on the SEC's web site at http://www.sec.gov.

Pioneer Municipal High Income Trust
--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                            Positions Held    Length of Service
Name and Age                With the Trust    and Term of Office
John F. Cogan, Jr. (81)*    Chairman of the   Class I Trustee since
                            Board, Trustee    2003. Term expires
                            and President     in 2010. Elected by
                                              Preferred Shares
                                              only.
--------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (49)*   Trustee and       Class II Trustee since
                            Executive Vice    2007. Term expires
                            President         in 2008.
                                                                                      Other Directorships Held
Name and Age                Principal Occupation During Past Five Years               by this Trustee
John F. Cogan, Jr. (81)*    Deputy Chairman and a Director of Pioneer Global Asset    None
                            Management S.p.A. ("PGAM"); Non-Executive Chairman
                            and a Director of Pioneer Investment Management USA
                            Inc. ("PIM-USA"); Chairman and a Director of Pioneer;
                            Chairman and Director of Pioneer Institutional Asset
                            Management, Inc. (since 2006); Director of Pioneer
                            Alternative Investment Management Limited (Dublin);
                            President and a Director of Pioneer Alternative
                            Investment Management (Bermuda) Limited and
                            affiliated funds; Director of PIOGLOBAL Real Estate
                            Investment Fund (Russia) (until June 2006); Director
                            of Nano-C, Inc. (since 2003); Director of Cole
                            Management Inc. (since 2004); Director of Fiduciary
                            Counseling, Inc.; President and Director of Pioneer
                            Funds Distributor, Inc. ("PFD") (until May 2006);
                            President of all of the Pioneer Funds; and Of Counsel,
                            Wilmer Cutler Pickering Hale and Dorr LLP
--------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (49)*   Director, Chief Executive Officer and President of PIM-   None
                            USA Inc. (since February 2007); Director and President
                            of Pioneer Investment Management, Inc. and Pioneer
                            Institutional Asset Management, Inc. (since February
                            2007); Executive Vice President of all of the Pioneer
                            Funds (since March 2007); Director of PGAM (since
                            April 2007); Head of New Markets Division, PGAM
                            (2000 - 2007)
--------------------------------------------------------------------------------------------------------------

*Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Trust's investment adviser and certain of its affiliates.

Pioneer Municipal High Income Trust
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                     Positions Held   Length of Service
Name and Age         With the Trust   and Term of Office
David R. Bock (64)   Trustee          Class I Trustee since
                                      2005. Term expires
                                      in 2010.
--------------------------------------------------------------------------------------------------------------
Mary K. Bush (60)    Trustee          Class III Trustee
                                      since 2003. Term
                                      expires in 2009.



                                                                              Other Directorships Held
Name and Age         Principal Occupation During Past Five Years              by this Trustee
David R. Bock (64)   Executive Vice President and Chief Financial Officer,    Director of The Enterprise
                     I-trax, Inc. (publicly traded health care services       Social Investment Company
                     company) (2004 - 2007); Partner, Federal City Capital    (privately-held affordable
                     Advisors (boutique merchant bank) (1997 to 2004 and      housing finance company);
                     2008 - present); and Executive Vice President and        and Director of New York
                     Chief Financial Officer, Pedestal Inc. (internet-based   Mortgage Trust (publicly
                     mortgage trading company) (2000 - 2002)                  traded mortgage REIT)
--------------------------------------------------------------------------------------------------------------
Mary K. Bush (60)    President, Bush International, LLC (international        Director of Brady Corporation
                     financial advisory firm)                                 (industrial identification and
                                                                              specialty coated material
                                                                              products manufacturer);
                                                                              Director of Briggs & Stratton
                                                                              Co. (engine manufacturer);
                                                                              Director of UAL Corporation
                                                                              (airline holding company);
                                                                              Director of Mantech
                                                                              International Corporation
                                                                              (national security, defense,
                                                                              and intelligence technology
                                                                              firm); and Member, Board
                                                                              of Governors, Investment
                                                                              Company Institute
--------------------------------------------------------------------------------------------------------------

Pioneer Municipal High Income Trust
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                            Positions Held   Length of Service
Name and Age                With the Trust   and Term of Office
Margaret B.W. Graham (60)   Trustee          Class II Trustee since
                                             2003. Term expires
                                             in 2008.
--------------------------------------------------------------------------------------------------------------
Thomas J. Perna (57)        Trustee          Class III Trustee
                                             since 2006. Term
                                             expires in 2009.
--------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (59)    Trustee          Class III Trustee
                                             since 2003. Term
                                             expires in 2009.
                                             Elected by Preferred
                                             Shares only.
--------------------------------------------------------------------------------------------------------------
Stephen K. West (79)        Trustee          Class I Trustee since
                                             2003. Term expires
                                             in 2010.
--------------------------------------------------------------------------------------------------------------
John Winthrop (71)          Trustee          Class II Trustee since
                                             2003. Term expires
                                             in 2008.
--------------------------------------------------------------------------------------------------------------


                                                                                      Other Directorships Held
Name and Age                Principal Occupation During Past Five Years               by this Trustee
Margaret B.W. Graham (60)   Founding Director, Vice-President and Corporate           None
                            Secretary, The Winthrop Group, Inc. (consulting firm);
                            and Desautels Faculty of Management, McGill University
-----------------------------------------------------------------------------------------------------------------
Thomas J. Perna (57)        Private investor (2004 - present); and Senior Executive   Director of Quadriserv Inc.
                            Vice President, The Bank of New York (financial and       (technology products for
                            securities services) (1986 - 2004)                        securities lending industry)
------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (59)    President and Chief Executive Officer, Newbury, Piret &   Director of New America High
                            Company, Inc. (investment banking firm)                   Income Fund, Inc. (closed-end
                                                                                      investment company)
-----------------------------------------------------------------------------------------------------------------
Stephen K. West (79)        Senior Counsel, Sullivan & Cromwell LLP (law firm)        Director, The Swiss Helvetia
                                                                                      Fund, Inc. (closed-end
                                                                                      investment company)
-----------------------------------------------------------------------------------------------------------------
John Winthrop (71)          President, John Winthrop & Co., Inc.                      None
                            (private investment firm)
-----------------------------------------------------------------------------------------------------------------

Pioneer Municipal High Income Trust
--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                             Positions Held   Length of Service
Name and Age                 With the Trust   and Term of Office
Dorothy E. Bourassa (60)     Secretary        Since 2003. Serves
                                              at the discretion of
                                              the Board
--------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (43)   Assistant        Since 2003. Serves
                             Secretary        at the discretion of
                                              the Board
--------------------------------------------------------------------------------------------------------------
Mark E. Bradley (48)         Treasurer        Since 2008. Serves
                                              at the discretion of
                                              the Board
--------------------------------------------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant        Since 2003. Serves
                             Treasurer        at the discretion of
                                              the Board
--------------------------------------------------------------------------------------------------------------



                                                                                       Other Directorships Held
Name and Age                 Principal Occupation During Past Five Years               by this Officer
Dorothy E. Bourassa (60)     Senior Vice President, General Counsel and Secretary      None
                             of PIM-USA; Senior Vice President and General Counsel
                             of Pioneer; Secretary/Clerk of most of PIM-USA's
                             subsidiaries; and Secretary of all of the Pioneer Funds
                             since September 2003 (Assistant Secretary from
                             November 2000 to September 2003)
--------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (43)   Vice President and Associate General Counsel of           None
                             Pioneer since January 2008 and Assistant Secretary of
                             all of the Pioneer Funds since September 2003; Vice
                             President and Senior Counsel of Pioneer since July
                             2002 to December 2007
--------------------------------------------------------------------------------------------------------------
Mark E. Bradley (48)         Vice President - Fund Accounting, Administration and      None
                             Controllership Services of Pioneer; and Treasurer of all
                             of the Pioneer Funds since March 2008. Deputy
                             Treasurer of Pioneer and Assistant Treasurer of all of
                             the Pioneer Funds since November 2004 to March
                             2008; Treasurer and Senior Vice President, CDC IXIS
                             Asset Management Services from 2002 to 2003
--------------------------------------------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant Vice President - Fund Accounting,               None
                             Administration and Controllership Services of Pioneer;
                             and Assistant Treasurer of all of the Pioneer Funds
--------------------------------------------------------------------------------------------------------------

Pioneer Municipal High Income Trust

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                              Positions Held     Length of Service
Name and Age                  With the Trust     and Term of Office
Gary Sullivan (50)            Assistant          Since 2003. Serves
                              Treasurer          at the discretion of
                                                 the Board
--------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan (34)   Assistant          Since 2003. Serves
                              Treasurer          at the discretion of
                                                 the Board
--------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (48)        Chief Compliance   Since January 2007.
                              Officer            Serves at the
                                                 discretion of the
                                                 Board
--------------------------------------------------------------------------------------------------------------

                                                                                      Other Directorships Held
Name and Age                  Principal Occupation During Past Five Years             by this Officer
Gary Sullivan (50)            Fund Accounting Manager - Fund Accounting,              None
                              Administration and Controllership Services of Pioneer;
                              and Assistant Treasurer of all of the Pioneer Funds
--------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan (34)   Fund Administration Manager - Fund Accounting,          None
                              Administration and Controllership Services since June
                              2003 and Assistant Treasurer of all of the Pioneer
                              Funds since September 2003; Assistant Vice President
                              - Mutual Operations of State Street Corporation from
                              June 2002 to June 2003 (formerly Deutsche Bank
                              Asset Management)
--------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (48)        Chief Compliance Officer of Pioneer since December      None
                              2006 and of all the Pioneer Funds since January 2007;
                              Vice President and Compliance Officer, MFS Investment
                              Management (August 2005 to December 2006);
                              Consultant, Fidelity Investments (February 2005 to
                              July 2005); Independent Consultant (July 1997 to
                              February 2005)
--------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, PIM and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. PIM, the Trust's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------
                           This page for your notes.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.
--------------------------------------------------------------------------------
52

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

 We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


     You can call American Stock Transfer & Trust Company (AST) for:


Account Information                     1-800-710-0935
 Or write to AST:
 For                                    Write to
 General inquiries, lost dividend       American Stock
 checks, change of address, lost        Transfer & Trust
 stock certificates, stock transfer     Operations Center
                                        6201 15th Ave.
                                        Brooklyn, NY 11219

 Dividend reinvestment plan (DRIP)      American Stock
                                        Transfer & Trust
                                        Wall Street Station
                                        P.O. Box 922
                                        New York, NY 10269-0560

 Website                                www.amstock.com

 For additional information, please contact your investment advisor or visit our web site www.pioneerinvestments.com.

 The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

 The Trust's Chief Executive Officer is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Trust of the Exchange's Corporate Governance Standards applicable to the Trust. The Trust has filed such certification.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Trust, including fees associated with the filings to update its Form N-2 and issuance of comfort letters, totaled approximately $38,545 in 2008 and $37,060 in 2007.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
Fees for the Trust's audit-related services totaled approximately
$9,285 in 2008 and $8,925 in 2007, which were related to the issuance of agreed upon procedures report to the rating agencies.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $7,820 and $7,515 for 2008 and 2007, respectively.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no other services provided to the Trust during the fiscal years ended April 30, 2008 and 2007.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended April 30, 2008 and 2007, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust and affiliates, as previously defined, totaled approximately $17,105 in 2008 and $16,440 in 2007. These fees include services provided prior to May 6, 2003, the effective date of the pre-approval process.


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Proxy Voting Policies and Procedures of
                       Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview

   Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

   The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

   Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

   Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

   Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                             Proxy Voting Procedures

   Proxy Voting Service
   Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

   Proxy Coordinator
   Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

   Referral Items
   From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of

   Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

   If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

   Conflicts of Interest
   A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

       o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

       o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

       o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

       o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

       o Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

   Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

   Securities Lending
   In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

   Share-Blocking

   "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

   Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

   Record Keeping
   The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

       o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

       o   Retains a record of the vote cast;

       o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

       o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

   The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

       o    A record memorializing the basis for each referral vote cast;

       o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

       o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

       o Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

     Disclosure
     Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

     Proxy Voting Oversight Group
     The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

     The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

     Amendments
     Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

   Proxy Voting Policies
   Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

   All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

   Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

   Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative
   While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

   We will generally support these and similar management proposals:

       o    Corporate name change.

       o    A change of corporate headquarters.

       o    Stock exchange listing.

       o    Establishment of time and place of annual meeting.

       o    Adjournment or postponement of annual meeting.

       o    Acceptance/approval of financial statements.

       o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

       o    Approval of minutes and other formalities.

       o Authorization of the transferring of reserves and allocation of income.

       o    Amendments to authorized signatories.

       o    Approval of accounting method changes or change in fiscal year-end.

       o    Acceptance of labor agreements.

       o    Appointment of internal auditors.

   Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors
     We normally vote for proposals to:

       o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

       o    Restore shareholder rights to ratify the auditors.

     We will normally oppose proposals that require companies to:

       o    Seek bids from other auditors.

       o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

       o    Indemnify auditors.

       o Prohibit auditors from engaging in non-audit services for the company.

     Board of Directors
     On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

     General Board Issues
     Pioneer will vote for:

       o Audit, compensation and nominating committees composed of independent directors exclusively.

       o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

       o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

       o    Election of an honorary director.

     We will vote against:

       o    Minimum stock ownership by directors.

       o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

       o Requirements for union or special interest representation on the board.

       o    Requirements to provide two candidates for each board seat.

     We will vote on a case-by case basis on these issues:

       o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

     Elections of Directors
     In uncontested elections of directors we will vote against:

       o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

       o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

     We will also vote against:

       o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

       o Directors who appear to lack independence or are associated with very poor corporate performance.

     We will vote on a case-by case basis on these issues:

       o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

       o    Contested election of directors.

       o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

       o    Mandatory retirement policies.

       o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

     Takeover-Related Measures
     Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

     Pioneer will vote for:

       o    Cumulative voting.

       o    Increase ability for shareholders to call special meetings.

       o    Increase ability for shareholders to act by written consent.

       o    Restrictions on the ability to make greenmail payments.

       o    Submitting rights plans to shareholder vote.

       o    Rescinding shareholder rights plans ("poison pills").

       o    Opting out of the following state takeover statutes:

     o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     o Control share cash-out provisions, which require large holders to acquire shares from other holders.

     o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     o Fair price provisions.

     o Authorization of shareholder rights plans.

     o Labor protection provisions.

     o Mandatory classified boards.

     We will vote on a case-by-case basis on the following issues:

       o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

       o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

       o    Proposals that allow shareholders to nominate directors.

     We will vote against:

       o    Classified boards, except in the case of closed-end mutual funds.

       o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

       o    Classes of shares with unequal voting rights.

       o    Supermajority vote requirements.

       o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

       o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

       o    Extension of advance notice requirements for shareholder proposals.

       o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

       o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

     Capital Structure
     Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:

       o    Changes in par value.

       o    Reverse splits, if accompanied by a reduction in number of shares.

       o Share repurchase programs, if all shareholders may participate on equal terms.

       o    Bond issuance.

       o    Increases in "ordinary" preferred stock.

       o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

       o    Cancellation of company treasury shares.

     We will vote on a case-by-case basis on the following issues:

       o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

       o Increase in authorized common stock. We will make a determination considering, among other factors:

     o Number of shares currently available for issuance;

     o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

     o Proposed use of the additional shares; and

     o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

       o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

       o    Proposals to submit private placements to shareholder vote.

       o    Other financing plans.

     We will vote against preemptive rights that we believe limit a company's financing flexibility.

     Compensation
     Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

     Pioneer will vote for:

       o    401(k) benefit plans.

       o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

       o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

     o Amendments to performance plans to conform with OBRA;

     o Caps on annual grants or amendments of administrative features;

     o Adding performance goals; and

     o Cash or cash-and-stock bonus plans.

       o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

       o    Require that option repricings be submitted to shareholders.

       o    Require the expensing of stock-option awards.

       o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

       o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

     We will vote on a case-by-case basis on the following issues:

       o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

       o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

            Dilution = (A + B + C) / (A + B + C + D), where

            A = Shares reserved for plan/amendment,

            B = Shares available under continuing plans,

            C = Shares granted but unexercised and

            D = Shares outstanding.

       o    The plan must not:

            o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

            o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

     o We are generally in favor of proposals that increase participation beyond executives.

     o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     o We generally support proposals asking companies to adopt stock holding periods for their executives.

       o    All other employee stock purchase plans.

       o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

       o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

     We will vote against:

       o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

       o    Elimination of stock option plans.

     We will vote on a case-by case basis on these issues:

       o    Limits on executive and director pay.

       o    Stock in lieu of cash compensation for directors.

     Corporate Governance
     Pioneer will vote for:

       o    Confidential Voting.

       o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

       o Proposals requiring directors to disclose their ownership of shares in the company.

     We will vote on a case-by-case basis on the following issues:

       o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

       o Bundled proposals. We will evaluate the overall impact of the proposal.

       o    Adopting or amending the charter, bylaws or articles of association.

       o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

     We will vote against:

       o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

       o    Limitations on stock ownership or voting rights.

       o    Reduction in share ownership disclosure guidelines.

     Mergers and Restructurings
     Pioneer will vote on the following and similar issues on a case-by-case basis:

       o    Mergers and acquisitions.

       o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

       o    Debt restructurings.

       o    Conversion of securities.

       o    Issuance of shares to facilitate a merger.

       o    Private placements, warrants, convertible debentures.

       o Proposals requiring management to inform shareholders of merger opportunities.

     We will normally vote against shareholder proposals requiring that the company be put up for sale.

     Mutual Funds
     Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

     Pioneer will vote for:

       o    Establishment of new classes or series of shares.

       o    Establishment of a master-feeder structure.

     Pioneer will vote on a case-by-case on:

       o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

       o    Approval of new or amended advisory contracts.

       o    Changes from closed-end to open-end format.

       o    Authorization for, or increase in, preferred shares.

       o    Disposition of assets, termination, liquidation, or mergers.

       o Classified boards of closed-end mutual funds, but will typically support such proposals.

     Social Issues
     Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

       o Conduct studies regarding certain issues of public concern and interest;

       o Study the feasibility of the company taking certain actions with regard to such issues; or

       o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

     We believe these issues are important and should receive management attention.

     Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Pioneer Municipal High Income Trust



Day-to-day management of the fund's portfolio is the responsibility of David Eurkus, lead portfolio manager. Mr. Eurkus is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio managers and the team also may draw upon the research and investment management expertise of Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Eurkus joined Pioneer as a senior vice president in 2001 and has been an investment professional since 1969. Mr. Pynchon joined Pioneer as a vice president in 2000 and has been an investment professional since 1982.


9.       PORTFOLIO MANAGEMENT

Additional Information About the Portfolio Managers

Other Accounts Managed by the Portfolio Managers. The table below indicates, for each portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of April 30, 2008. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies



--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account      Number of         Total Assets        Number of          Assets Managed
Manager                                    Accounts Managed  Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
David Eurkus          Other Registered     6                 $2,233,379,000      N/A                N/A
                      Investment
                      Companies
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      Other Pooled         0                 $0                  N/A                N/A
                      Investment Vehicles
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      Other Accounts       1                 $6,249,000          N/A                N/A
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------



Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. The funds investment subadviser also has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each situation in which a conflict might arise. See "Compensation of Portfolio Managers" below.

o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.



Compensation of Portfolio Managers. Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Pioneer. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

o Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Lehman Brothers Municipal Bond Index and the Lehman Brothers Non-Investment Grade Municipal Bond Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.
o Qualitative Performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.
o Pioneer Results and Business Line Results. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers may participate in other programs designed to reward and retain key contributors. Senior executives or other key employees may be granted performance units based on the stock price performance of UniCredito Italiano and the financial performance of Pioneer Global Asset Management S.p.A., which are affiliates of Pioneer. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.


Share Ownership by Portfolio Manager. The following table indicates as of April 30, 2007 the value, within the indicated range, of shares beneficially owned by the portfolio manager of the fund.

--------------------------------------- -----------------------------------------------------------------
Name of Portfolio Manager               Beneficial Ownership of the Fund*
--------------------------------------- -----------------------------------------------------------------
--------------------------------------- -----------------------------------------------------------------
David Eurkus                            A
--------------------------------------- -----------------------------------------------------------------


*Key to Ranges

A. None B. $1 - $10,000 C. $10,001 - $50,000 D. $50,001 - $100,000
E. $100,001 - $500,000 F. $500,001 - $1,000,000 G. Over $1,000,000




Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Municipal High Income Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date June 27, 2008


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date June 27, 2008


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date June 27, 2008

* Print the name and title of each signing officer under his or her signature.